                                  Exhibit 99

                            Joint Filer Information

Designated Filer:           BLUM CAPITAL PARTNERS, L.P.

Statement for Month/Day/Year:     March 15, 2007

Issuer & Symbol:                  PRG-Schultz International, Inc. (PRGX)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge

and belief, the undersigned certify that the information

set forth in this statement is true, complete and correct.

March 19, 2007

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.

                                    By: Richard C. Blum & Associates, Inc.,

                                        its general partner

By:  /s/ Gregory D. Hitchan         By:  /s/ Gregory D. Hitchan

     -----------------------             -----------------------

     Gregory D. Hitchan                  Gregory D. Hitchan

     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,

     General Counsel and Secretary       General Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.

STINSON CAPITAL PARTNERS, L.P.         STINSON CAPITAL FUND (CAYMAN), LTD.

STINSON CAPITAL PARTNERS II, L.P.      By: BLUM CAPITAL PARTNERS, L.P.,

STINSON CAPITAL PARTNERS (QP), L.P.        its investment advisor

STINSON DOMINION, L.P.

By: BLUM CAPITAL PARTNERS, L.P.,      By: Richard C. Blum & Associates, Inc.,

      its general partner                  its general partner

By: Richard C. Blum & Associates, Inc.,

      its general partner

By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan

     ----------------------                -----------------------

     Gregory D. Hitchan                  Gregory D. Hitchan

     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,

     General Counsel and Secretary       General Counsel and Secretary

BLUM STRATEGIC GP, L.L.C.              BLUM STRATEGIC PARTNERS, L.P.

                                       By: BLUM STRATEGIC GP, L.L.C.,

                                            its general partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     -------------------------              --------------------------

     Gregory D. Hitchan,                    Gregory D. Hitchan,

     Member and General Counsel             Member and General Counsel